SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 14, 2005
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                               PARKERVISION, INC.
               (Exact Name of Registrant as Specified in Charter)

          Florida                         0-22904               59-2971472
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(State or Other Jurisdiction of        (Commission File        (IRS Employer
        Incorporation)                     Number)           Identification No.)

     8493 Baymeadow Way, Jacksonville, Florida                    32256
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     (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code    (904) 737-1367
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                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.02 -- Results of Operations and Financial Condition

      On March 15, 2005, the Company issued a press release disclosing the consummation of the private placement disclosed in Item 3.02. The press release is included as Exhibit 99.1 hereto.

Item 3.02 - Unregistered Sales of Equity Securities

      On March 14, 2005, the Company sold an aggregate of 2,880,000 shares of Common Stock, $.01 par value ("Common Stock"), and warrants ("Warrants") to purchase up to an aggregate of 720,000 shares of common stock for aggregate proceeds of $21,600,000. The total number of shares that are subject to this offering represent 19.991 percent of the issued and outstanding shares of Common Stock immediately prior to the offering. The Common Stock and Warrants were sold under Section 4(2) of the Securities Act of 1933, as amended, on a private placement basis, to domestic and foreign institutional and accredited investors. Wells Fargo Securities, LLC acted as the placement agent in the offering, and the Company paid approximately $1,296,000 in commissions and expenses.

      The Warrants are exerciseable at $9.00 per share, at any time until March 10, 2010. The Warrants may be redeemed by the Company after March 10, 2007, at $.01 per warrant, upon not less than ten and not more than twenty trading days prior written notice of the date of redemption, provided that the shares underlying the Warrants are registered for resale and the common stock traded at a volume weighted average price equal to or greater than 200% of the then exercise price for at least 15 trading days in the period of 20 consecutive trading days ending not more than five trading days prior to the date of the redemption notice. The holders may exercise the Warrants until the date of redemption.

      The Common Stock issued in the private offering and the Common Stock underlying the Warrants will be registered by the Company for re-offer and re-sale by the investors. The Company is committed to file the registration statement within 30 days of closing and have it declared effective within 90 days of closing, and if those time periods are not met, the Company will pay a liquidated damages amount of one percent of the amount invested for each 30-day period (pro rated) until the filing or effectiveness of the registration statement, up to a maximum of ten percent.

      The Company intends to use the proceeds of the private placement for expanding its product offerings, marketing, research and development and general working capital purposes.

Item 9.01 -- Financial Statement and Exhibits

      10.1 Form of Subscription Agreement, including registration rights (incorporated by reference from Exhibit 10.29 of the Form 10-K for the fiscal year ended December 31, 2004, filed March 16, 2005).


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      10.2  Form of Warrant Agreement (incorporated by reference from Exhibit
            4.7 of the Form 10-K for the fiscal year ended December 31, 2004, filed March 16, 2005).

      10.3 List of investors for Subscription Agreement and Warrant (incorporated by reference from Exhibit 10.30 of the Form 10-K for the fiscal year ended December 31, 2004, filed March 16, 2005).

      99.1  Press release, dated March 15, 2005, announcing private placement.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 17, 2005                PARKERVISION, INC.



                                       By: /s/ Jeffrey L. Parker
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                                           Jeffrey L. Parker
                                           Chief Executive Officer


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